Note 7 - Accrued Expenses - Restructuring Activity (Details) - Severance and Benefits Costs [Member] - Pieris Pharmaceuticals, Inc. [Member] - USD ($) $ in Thousands	3 Months Ended	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Sep. 30, 2024	Dec. 31, 2023
Balance	$ 2,850	$ 5,105
Adjustments to restructuring charges	183	(86)
Cash payments	(805)	(2,791)	$ (7,523)
Balance	$ 2,228	$ 2,228	$ 5,105